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                                                                    EXHIBIT 10.6







                      ORTHODONTIC CENTERS OF AMERICA, INC.
                            1994 INCENTIVE STOCK PLAN


















                              AMENDED AND RESTATED
                            EFFECTIVE APRIL 10, 2002




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                      ORTHODONTIC CENTERS OF AMERICA, INC.
                            1994 INCENTIVE STOCK PLAN

                                TABLE OF CONTENTS
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ARTICLE I. DEFINITIONS.......................................................1
         1.1     Affiliate...................................................1
         1.2     Agreement...................................................1
         1.3     Award.......................................................1
         1.4     Board.......................................................1
         1.5     Code........................................................1
         1.6     Committee...................................................1
         1.7     Company.....................................................1
         1.8     Date of Exercise............................................2
         1.9     Exchange Act................................................2
         1.10    Fair Market Value...........................................2
         1.11    Incentive Option............................................2
         1.12    Nonqualified Option.........................................2
         1.13    Option......................................................2
         1.14    Participant.................................................2
         1.15    Plan........................................................2
         1.16    Restricted Stock............................................2
         1.17    Stock.......................................................2
         1.18    Ten Percent Shareholder.....................................2

ARTICLE II.  PURPOSE.........................................................2

ARTICLE III. ADMINISTRATION..................................................3
         3.1    Administration of Plan.......................................3
         3.2    Authority to Grant Awards....................................3
         3.3    Persons Subject to Section 16(b).............................3

ARTICLE IV.  AWARD ELIGIBILITY AND LIMITATIONS...............................3
         4.1    Participation................................................3
         4.2    Grant of Awards..............................................3
         4.3    Limitations on Incentive Options.............................3
         4.4    Restricted Stock.............................................4
         4.5    Limitations on Awards........................................4

ARTICLE V.  STOCK SUBJECT TO PLAN............................................4
         5.1    Source of Shares.............................................4
         5.2    Maximum Number of Shares.....................................4
         5.3    Forfeitures..................................................4

ARTICLE VI. EXERCISE OF AWARDS...............................................4
         6.1    Exercise Price...............................................4
         6.2    Right to Exercise............................................4
         6.3    Maximum Exercise Period......................................4
         6.4    Transferability..............................................5
         6.5    Shareholder Rights...........................................5
         6.6    Employee Status..............................................5
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ARTICLE VII. METHOD OF EXERCISE..............................................5
         7.1    Exercise.....................................................5
         7.2    Payment......................................................5
         7.3    Withholding Tax Requirements.................................5
         7.4    Issuance and Delivery of Shares..............................5

ARTICLE VIII.  ADJUSTMENT UPON CORPORATE CHANGES.............................6
         8.1    Adjustments to Shares........................................6
         8.2    Substitution of Awards on Merger or Acquisition..............6
         8.3    Effect of Certain Transactions...............................6
         8.4    No Adjustment Upon Certain Transactions......................7
         8.5    Fractional Shares............................................7

ARTICLE IX.  LEGAL COMPLIANCE CONDITIONS.....................................8
         9.1    General......................................................8
         9.2    Representations by Participants..............................8
         9.3    Shareholders Agreement.......................................8

ARTICLE X.  GENERAL PROVISIONS...............................................8
        10.1    Effect on Employment.........................................8
        10.2    Unfunded Plan................................................8
        10.3    Rules of Construction........................................8
        10.4    Governing Law................................................8
        10.5    Compliance With Section 16 of the Exchange Act...............8
        10.6    Duration and Amendment of Plan...............................9
        10.7    Duration of Incentive Options................................9
        10.8    Effective Date of Plan.......................................9


                                       ii

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                      ORTHODONTIC CENTERS OF AMERICA, INC.
                            1994 INCENTIVE STOCK PLAN

                                    PREAMBLE

         WHEREAS, on October 10, 1994, Orthodontic Centers of America, Inc. (the "Company") established the Orthodontic Centers of America, Inc. 1994 Incentive Stock Plan (the "Plan") through which the Company may award options to purchase shares of the Common Stock of the Company, and restricted shares of Common Stock, to directors, officers, employees and consultants of the Company and its affiliates;

         WHEREAS, the Company intends that the Plan provide for the granting of options that qualify as "incentive stock options" within the meaning of section 422 of the Code, as well as options that are not so qualified;

         WHEREAS, the Company intends that the Plan provide for the grant of Stock that is subject to certain restrictions on transfer and/or a risk of forfeiture;

         WHEREAS, the Company intends that this Plan and Awards granted hereunder (i) qualify as "performance-based compensation" described in section 162(m)(4)(C) of the Code, and (ii) conform to the requirements for exemption set forth under Securities and Exchange Commission Rule 16b-3; and

         WHEREAS, the Company wishes to amend and restate the Plan to, among other things, (i) limit Awards for Participants during any one year period, (ii) limit the types of Plan amendments that require shareholder approval, (iii) limit vesting upon a Change in Control in situations where such vesting would result in an excise tax under section 4999 of the Code, and (iv) eliminate the automatic termination of the Plan after the passage of a certain amount of time.

         NOW, THEREFORE, the Company hereby amends and restates in its entirety the Orthodontic Centers of America, Inc. 1994 Incentive Stock Plan effective on the date described in Section 10.8 herein.

                             ARTICLE I. DEFINITIONS

         The following terms shall have the following meanings ascribed thereto for purposes of the Plan:

         1.1 Affiliate. A corporate parent, corporate subsidiary, limited liability company, partnership or other business entity that is wholly-owned or controlled by the Company.

         1.2 Agreement. A written agreement (including any amendment or supplement thereto) between the Company or Affiliate and a Participant specifying the terms and conditions of an Award granted to such Participant.

         1.3 Award. A right that is granted under the Plan to a Participant by the Company, which may be in the form of Options or Restricted Stock.

         1.4 Board. The Board of Directors of the Company.

         1.5 Code. The Internal Revenue Code of 1986, as amended.

         1.6 Committee. The Board or any committee of Board members that is designated by the Board to serve as the administrator of the Plan. The Committee shall be composed of at least two individuals (or such number that satisfies section 162(m)(4)(C) of the Code and Rule 16b-3 of the Exchange Act) who are members of the Board and are not employees of the Company or an Affiliate, and who are designated by the Board as the "compensation committee" or are otherwise designated to administer the Plan. In the absence of a designation of a Committee by the Board, the Board shall be the Committee.

         1.7 Company. Orthodontic Centers of America, Inc. and its successors.

         1.8 Date of Exercise. The date that the Company accepts tender of the exercise price of an Option.

         1.9 Exchange Act. The Securities Exchange Act of 1934, as amended.

         1.10 Fair Market Value. On any given date, Fair Market Value shall be the applicable description below:

         (a) If the Stock is traded on a trading exchange (e.g., the New York Stock Exchange) or is reported on the Nasdaq National Market System or another Nasdaq automated quotation system, or the OTC Bulletin Board System, Fair Market Value shall be determined by reference to the price of the Stock on such exchange or system with respect to the date for which Fair Market Value is being determined, unless the Committee determines in good faith the fair market value to be otherwise.

         (b) If the Stock is not traded on a recognized exchange or automated trading system, Fair Market Value shall be the value determined in good faith by the Committee or the Board.

         1.11 Incentive Option. An Option that qualifies and is treated as an "incentive stock option" under section 422 of the Code. An Incentive Option, or a portion thereof, shall not be invalid for failure to qualify under section 422 of the Code, but shall be treated as a Nonqualified Option.

         1.12 Nonqualified Option. An Option that is not an Incentive Option.

         1.13 Option. The right that is granted hereunder to a Participant to purchase from the Company a stated number of shares of Stock at the price set forth in an Agreement. As used herein, an Option includes both Incentive Options and Nonqualified Options.

         1.14 Participant. A director, officer, employee, consultant or advisor of the Company or of an Affiliate who satisfies the requirements of Article IV and is selected by the Committee to receive an Award.

         1.15 Plan. The Orthodontic Centers of America, Inc. 1994 Incentive Stock Plan, as amended.

         1.16 Restricted Stock. A grant of Stock that is subject to restrictions on transfer and/or a risk of forfeiture by and to the Participant, as described in Section 4.4. Restricted Stock is awarded to a Participant shall cease to be Restricted Stock at the time that such restrictions and risks of forfeiture lapse in accordance with the terms of the Agreement or Plan.

         1.17 Stock. The Common Stock of the Company.

         1.18 Ten Percent Shareholder. An individual who owns more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate at the time he is granted an Incentive Option. For the purpose of determining if an individual is a Ten Percent Shareholder, he shall be deemed to own any voting stock owned (directly or indirectly) by or for his brothers and sisters (whether by whole or half blood), spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a shareholder, partner or beneficiary.

                               ARTICLE II. PURPOSE

         The purpose of this Plan is to encourage ownership of Stock of the Company by directors, officers, employees, consultants and advisors of the Company and any current or future Affiliate. This Plan is intended to provide an incentive and bonus for maximum effort in the successful operation of the Company and is expected to benefit the shareholders by associating the interests of the Company's employees with those of its shareholders and by enabling the Company to attract and retain personnel of the best available talent through the opportunity to share, by the proprietary interests created by this Plan, in the increased value of the Company's Stock to which such personnel have contributed. The benefits of this Plan are not a substitute for compensation otherwise payable to

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Company employees pursuant to the terms of their employment. Proceeds from the purchase of Stock pursuant to this Plan shall be used for the general business purposes of the Company.

                           ARTICLE III. ADMINISTRATION

         3.1 Administration of Plan. The Plan shall be administered by the Committee. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made or action taken by the Committee to administer the Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Award. The Company shall bear all expenses of Plan administration. In addition to all other authority vested with the Committee under the Plan, the Committee shall have complete authority to:

         (a)      Interpret all provisions of this Plan;

         (b) Prescribe the form of any Agreement and notice and manner for executing or giving the same;

         (c)      Make amendments to all Agreements;

         (d)      Adopt, amend and rescind rules for Plan administration; and

         (e) Make all determinations it deems advisable for the administration of this Plan.

         3.2 Authority to Grant Awards. The Committee shall have authority to grant Awards upon such terms the Committee deems appropriate and that are not inconsistent with the provisions of this Plan. Such terms may include conditions on the exercise of all or any part of an Option.

         3.3 Persons Subject to Section 16(b). Notwithstanding anything in the Plan to the contrary, the Committee, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors subject to section 16(b) of the Exchange Act, without so restricting, limiting or conditioning the Plan with respect to other Participants.

                  ARTICLE IV. AWARD ELIGIBILITY AND LIMITATIONS

         4.1 Participation. The Committee may from time to time designate directors, officers, employees, consultants and advisors to whom Awards are to be granted and who are eligible to become Participants. All Awards granted under this Plan shall be evidenced by Agreements that shall be subject to applicable provisions of this Plan or such other provisions as the Committee may adopt that are not inconsistent with the Plan.

         4.2 Grant of Awards. An Award shall be deemed to be granted to a Participant at the time that the Committee designates in a writing that is adopted by the Committee as the grant of an Award, and that makes reference to the name or identity of the Participant and the number of shares of Stock that are subject to the Award, the term of the Award and the exercise price thereof (if any). Accordingly, an Award may be deemed to be granted prior to the time that an Agreement is executed by the Participant and the Company. The Agreement shall incorporate the terms specified in the grant by the Committee.

         4.3 Limitations on Incentive Options.

         (a) To receive Incentive Options, an individual must be (i) an employee of the Company, (ii) an employee of an Affiliate that is a "parent corporation" of the Company, as defined in section 424(e) of the Code, or "subsidiary corporation" of the Company, as defined in section 424(f) of the Code, or (iii) deemed to be an employee of an entity described in clause (i) or (ii) because such individual's employer is an Affiliate that is disregarded pursuant to Treasury Regulation Section 301.7701-2(a).

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         (b)      To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year (under all stock incentive plans of the Company and its Affiliates) exceeds $100,000 (or the amount specified in section 422 of the Code), determined as of the date an Incentive Option is granted, such Options shall (without further action) be treated as Nonqualified Options. This provision shall be applied by taking Incentive Options into account in the order in which they were granted.

         (c) Awards of Incentive Options are subject to further limitations on the price for exercise, described in Section 6.1, and the maximum period for exercise, described in Section 6.3. Incentive Options are not transferable, except as described in
                  Section 6.4.

         4.4 Restricted Stock. An award of Restricted Stock to a Participant is a grant of Stock that is subject to forfeiture and/or restrictions on transfer that are identified in an Agreement or a shareholders agreement described in
Section 9.3 that is executed by such Participant as a condition to such grant. The Committee may grant Restricted Stock to a Participant as part of a "deposit share," "performance award" or any other arrangement established by the Committee and specified in an Agreement. A Participant who receives Restricted Stock shall be treated as a shareholder of the Company for all purposes, except that the rights of the Participant may be limited under the terms of the Agreement. Unless otherwise specified in an Agreement, Participants shall be entitled to receive dividends on and exercise voting rights with respect to shares of Restricted Stock.

         4.5 Overall Limitation on Awards. No person may receive an Award with respect to more than 500,000 shares of Stock (subject to increase and adjustments as provided in Article VIII) in any one calendar year period.

                        ARTICLE V. STOCK SUBJECT TO PLAN

         5.1 Source of Shares. Upon the exercise of an Option or the grant of Restricted Stock, the Company shall deliver to the Participant authorized but previously unissued Stock or Stock that is held by the Company as treasury stock or acquired by the Company.

         5.2 Maximum Number of Shares. The maximum aggregate number of shares of Stock that may be issued pursuant to the Plan is 3,400,000, subject to increases and adjustments as provided in Article VIII. However, no more than 500,000 of those shares may be used for purposes of issuing Restricted Stock or made subject to Options with an exercise price lower than Fair Market Value on the Date of Grant.

         5.3 Forfeitures. If any Option granted hereunder expires or terminates for any reason without having been exercised in full, or Restricted Stock is forfeited, the shares of Stock subject thereto shall again be available for issuance of an Award under this Plan.

               ARTICLE VI. OPTION EXERCISE AND SHAREHOLDER RIGHTS

         6.1 Exercise Price. The exercise price of an Incentive Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date the Incentive Option is granted. In the case of a Ten Percent Shareholder, however, the exercise price of an Incentive Option shall not be less than 110% of the Fair Market Value of a share of Stock on the date the Incentive Option is granted. The exercise price of a Nonqualified Option shall be the price determined by the Committee at the time that such Award is granted.

         6.2 Right to Exercise. An Option shall be exercisable on the date of grant or on any other date established by the Committee or provided for in an Agreement; provided, however, that Options granted to officers or directors subject to section 16 of the Exchange Act shall not be exercisable or transferable, and restrictions on Restricted Stock shall not lapse, until at least six months after the Award is granted.

         6.3 Maximum Exercise Period. The maximum period in which an Option may be exercised shall be 10 years (five years in the case of Incentive Options granted to a Ten Percent Shareholder) from the date such Option was granted; provided, however, that, the Committee may specify a shorter or longer period with respect to a Nonqualified Option and may specify a shorter period with respect to an Incentive Option. A Participant must exercise an Incentive Option while he is an employee of the Company or an Affiliate, or within three months after termination of employment with the Company and its Affiliates (one year in the case of termination due to disability or death).

         6.4 Transferability. Any Award granted under this Plan shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that a Nonqualified Option or Restricted Stock grant may be transferable to the extent provided in the Agreement or approved by the Committee, in its sole discretion, and an Incentive Option may be transferred to the extent approved by the Committee, in its sole discretion, if the Committee and the applicable Participant intend that such Incentive Option shall not retain its status as an Incentive Option. No right or interest of a Participant in any Award shall be liable for, or subject to, any lien, obligation or liability of such Participant.

         6.5 Shareholder Rights. No Participant shall have any rights as a shareholder with respect to shares subject to Options prior to the Date of Exercise of such Option; and, if requested, has given the representation described in Section 9.2 and/or executed a shareholders agreement described in
Section 9.3. A Participant's rights as a shareholder with respect to Restricted Stock shall be determined as provided in Section 4.4.

         6.6 Employee Status. The Committee shall determine the extent to which a leave of absence for military or government service, illness, temporary disability, or other reasons shall be treated as a termination or interruption of employment for purposes of determining questions of forfeiture and exercise of an Award after termination of employment. With respect to an Incentive Option, such period of unemployment that is longer than three months following termination may be treated as employment if consistent with section 422 of the Code pursuant to a federal statute, Treasury Regulation, or a published ruling of the Internal Revenue Service that has general application.

                         ARTICLE VII. METHOD OF EXERCISE

         7.1 Exercise. Subject to the provisions of Articles VI and IX, an Option may be exercised in whole or in part at such times and in compliance with such requirements as the Committee shall determine. Unless it is clear from the context, a Participant must specify the particular Option and the portion of an Option that he wishes to exercise in a written notice of exercise. An Option granted hereunder shall be deemed to have been exercised on the Date of Exercise.

         7.2 Payment. Except as otherwise provided by the Agreement, payment of the Option price shall be made in cash (including an exercise involving the pledge of shares and a loan through a broker described in Securities and Exchange Commission Regulation T), actual or constructive delivery of Stock that was acquired at least six months prior to the exercise of the Option, other consideration acceptable to the Committee, or a combination thereof; provided, however, that a form of payment other than cash is only acceptable to the extent that the same is expressly approved by the Committee. Payment of the exercise price shall include amounts required for tax withholdings, as described in
Section 7.3, in cash, unless the Committee consents to alternate arrangements for withholdings.

         7.3 Withholding Tax Requirements. For a Participant who is an employee of the Company or an Affiliate, upon the exercise of a Nonqualified Option or the lapse of restrictions on Restricted Stock, the Participant shall, upon notification of the amount due, pay to the Company amounts necessary to satisfy applicable federal, state and local withholding tax requirements or shall otherwise make arrangements satisfactory to the Company for such requirements. Such withholding requirements shall not apply to the exercise of an Incentive Option, or to a disqualifying disposition of Stock that is acquired with an Incentive Option, unless the Company or the Committee gives the Participant notice that withholding described in this Section is required.

         7.4 Issuance and Delivery of Shares. Shares of Stock issued pursuant to the exercise of Options hereunder shall be delivered to Participants by the Company (or its transfer agent) as soon as administratively feasible after a Participant exercises an Option hereunder, or is granted Restricted Stock, and executes any applicable shareholders agreement described in Section 9.3 or any agreement described in Section 9.2 that the Company requires at the time of exercise.


                 ARTICLE VIII. ADJUSTMENT UPON CORPORATE CHANGES

         8.1 Adjustments to Shares. The number and kind of shares of Stock with respect to which Awards hereunder may be granted (both overall and individual limitations) and which are the subject of outstanding Awards, and the maximum number and exercise price thereof, shall be adjusted as the Committee determines (in its sole discretion) to be appropriate, in the event that:

         (a) the Company or an Affiliate effects one or more Stock dividends, Stock splits, reverse Stock splits, subdivisions, consolidations or other similar events;

         (b)      the Company or an Affiliate engages in a transaction to which section 424 of the Code applies; or

         (c) there occurs any other event that in the judgment of the Committee necessitates such action;

provided, however, that if an event described in paragraph (a) or (b) occurs, the Committee shall make adjustments to the limits on Awards specified in Sections 4.5 and 5.2 that are proportionate to the modifications of the Stock that are on account of such corporate changes. If any capital reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with another person, or the sale of all or substantially all the Company's assets to another person, shall be effected such that holders of Stock shall be entitled to receive stock, securities or other property (including, without limitation, cash) with respect to or in exchange for Stock, then each holder of an Option shall thereafter have the right to purchase, upon the exercise of the Option in accordance with the terms and conditions specified herein and in the Agreement governing such Option and in lieu of the shares of Stock immediately theretofore receivable upon the exercise of such Option, such shares of stock, securities or other property (including, without limitation, cash) as would be issuable or payable in such reorganization, reclassification, consolidation, merger or sale with respect to or in exchange for a number of outstanding shares of Stock equal to the number of shares of Stock that would have been immediately theretofore so receivable with respect to such Option had such reorganization, reclassification, consolidation, merger or sale not taken place, subject to such adjustments as the Committee, in its sole discretion, shall determine to be appropriate.

         8.2 Substitution of Awards on Merger or Acquisition. The Committee may grant Awards in substitution for stock awards, stock options, stock appreciation rights or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction to which section 424(a) of the Code applies. The terms of such substituted Options shall be determined by the Committee in its sole discretion, subject only to the limitations of
Article V.

         8.3 Effect of Certain Transactions. The provisions of this Section shall apply to the extent that an Agreement does not otherwise expressly address the matters contained herein. If the Company experiences an event which results in a "Change in Control," as defined in Section 8.3(a), then, whether or not the vesting requirements set forth in any Agreement have been satisfied, (i) all shares of Restricted Stock that are outstanding at the time of such Change in Control shall become fully vested and all restrictions shall lapse upon the Change in Control, and (ii) all Options that are outstanding at the time of such Change in Control shall become fully vested and exercisable immediately prior to the Change in Control.

         (a) For purposes hereof, a "Change in Control" shall be deemed to have occurred upon the occurrence of any of the following events:

                  (i) Any merger, acquisition, consolidation, reorganization, liquidation or similar transaction in which the Company is not the survivor of the transaction, survives only as a subsidiary or is otherwise under the control of an acquiring person or entity;

                  (ii) An acquisition (other than directly from the Company) of beneficial ownership, within the meaning of Rule 13d-3 promulgated under the Exchange Act ("Beneficial Ownership"), of voting securities of the Company (the "Voting Securities") by any person, individual, entity or group, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (each, a "Person"), immediately following which such Person has Beneficial Ownership of 50% or more of the combined voting power of the then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, the acquisition of Beneficial Ownership of Voting Securities in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of the voting power or the equity securities or equity interests is owned directly or indirectly by the Company (a "Control Subsidiary"), or (ii) the Company or any Control Subsidiary;

                  (iii) At any time during a period of two consecutive years or less, individuals who, at the beginning of such period, constitute the members of the Board, and any new directors of the Company whose election to such positions by the Board or whose nomination for election by the stockholders of the Company to such positions was approved by a vote of at least two-thirds of the directors then still in office who either were directors of the Company at the beginning of such period or whose election or nomination for election to such positions was previously so approved, cease for any reason (other than death, disability or voluntary resignation) to constitute a majority of the Board;

                  (iv) the sale or disposition of all or substantially all of the assets of the Company and its subsidiaries; or

                  (v) the approval by the stockholders of the Company of a dissolution of the Company.

         (b) Notwithstanding the foregoing, a portion of the acceleration of vesting described in this Section shall not occur with respect to an Award to the extent such acceleration of vesting would cause the Participant or holder of such Award to realize less income, net of taxes, after deducting the amount of excise taxes that would be imposed pursuant to section 4999 of the Code, than if accelerated vesting of that portion of the Award did not occur. This limitation shall not apply (i) to the extent that the Company, an Affiliate or the acquirer are obligated to indemnify the Participant or holder for such excise tax liability under an enforceable "golden parachute" indemnification agreement, or (ii) the shareholder approval described in Q&A-7 of Prop. Treas. Reg. Section 1.280G-1 issued under section 280G of the Code is obtained to permit the acceleration of vesting described in this Section (applied as if the shareholder approval date was the date of the Change in Control).

         (c) Notwithstanding anything to the contrary contained herein, a change in ownership that occurs as a result of a public offering of the Company's equity securities that is approved by the Board shall not alone constitute a Change in Control.

         8.4 No Adjustment upon Certain Transactions. The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards.

         8.5 Fractional Shares. Only whole shares of Stock may be acquired through the exercise of an Option. Any amounts tendered in the exercise of an Option remaining after the maximum number of whole shares have been purchased will be returned to the Participant.

                     ARTICLE IX. LEGAL COMPLIANCE CONDITIONS

         9.1 General. No Award shall be exercisable, no Stock or Restricted Stock shall be issued, no certificates for shares of Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all federal or state laws and regulations (including, without limitation, withholding tax requirements), federal and state securities laws and regulations and the rules of all securities exchanges or self-regulatory organizations on which the Company's Stock may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to evidence shares of Stock issued pursuant to this Plan may bear such legends and statements as the Committee upon advice of counsel may deem advisable to assure compliance with federal or state laws and regulations. No Award shall be exercisable, no Stock or Restricted Stock shall be issued, no certificate for shares shall be delivered and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from any regulatory bodies having jurisdiction over such matters.

         9.2 Representations by Participants. As a condition to the exercise of an Award, the Company may require a Participant to represent and warrant at the time of any such exercise that the shares of Stock are being purchased only for investment and without any present intention to sell or distribute such shares. At the option of the Company, a stop transfer order against any shares of Stock may be placed on the official Stock books and records of the Company, and a legend indicating that the Stock may not be pledged, sold or otherwise transferred unless an opinion of counsel was provided (concurred in by counsel for the Company) and stating that such transfer is not in violation of any applicable law or regulation may be stamped on the stock certificate in order to assure exemption from registration. The Committee may also require such other action or agreement by the Participants as may from time to time be necessary to comply with federal or state securities laws. This provision shall not obligate the Company or any Affiliate to undertake registration of options or stock hereunder.

         9.3 Shareholders Agreement. At the time of grant of an Award or the exercise of an Option, the Company may require the Participant, as a condition of such grant or exercise, to execute a shareholders agreement containing terms and conditions generally applicable to some or all shareholders of the Company.

                          ARTICLE X. GENERAL PROVISIONS

         10.1 Effect on Employment. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment of any employee at any time with or without assigning a reason therefor.

         10.2 Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon contractual obligations that may be created hereunder. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

         10.3 Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The masculine gender when used herein refers to both masculine and feminine. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

         10.4 Governing Law. The internal laws of the State of Louisiana (without regard to the choice of law provisions of Louisiana) shall apply to all matters arising under this Plan, to the extent that federal law does not apply.

         10.5 Compliance with Section 16 of the Exchange Act. If any common class of equity securities of the Company is subject to registration under section 12 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any


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provision of this Plan or action by Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

         10.6 Duration and Amendment of Plan. The Plan shall continue in effect until terminated by the Board. The Board may amend or terminate this Plan at any time; provided, however, an amendment that would have a material adverse effect on the rights of a Participant under an outstanding Award is not valid with respect to such Award without the Participant's consent, except as necessary for Incentive Options to maintain qualification under the Code; and provided, further, that the shareholders of the Company must approve the following:

         (a) 12 months before or after the date of adoption, any amendment that changes the employees or class of employees eligible to receive Incentive Options.

         (b) before the effective date thereof, any amendment that increases the period during which Incentive Options may be granted or exercised; and

         (c) before the effective date thereof, any amendment that changes the maximum number of shares with respect to which Options may be granted during a specified period to any Participant.

         10.7 Duration of Incentive Options. Incentive Option Awards shall not be made with respect to the shares of Stock specified in Section 5.2 more than ten years after the earlier of the date that the Plan is adopted by the Board or the date that the Plan is approved by shareholders. If the number of shares specified in Section 5.2 is increased by an amendment to this Plan, Incentive Options may be awarded with respect to such increased shares for a period of ten years after the earlier of the date that the amendment to the Plan is adopted by the Board or the date that the amendment is approved by shareholders in a manner that satisfies Treasury Regulation section 1.422-5. Incentive Options granted before such dates shall remain valid in accordance with their terms.

         10.8 Effective Date of Plan. This Plan was adopted by the Board and became effective on October 10, 1994, and was subsequently approved by the shareholders of the Company. The effective date of this amendment and restatement of the Plan is April 10, 2002, the date of Board approval. All Options hereunder shall be governed by the terms of this amended and restated Plan; provided, however, that the terms of the Plan prior to this amendment and restatement shall apply to the extent that the terms of this amendment and restatement would have a material adverse effect on the right of a Participant under an Option outstanding prior to such amendment and restatement, unless the Participant has given consent to the change.



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                                    EXECUTION

         IN WITNESS WHEREOF, the undersigned officer has executed this Plan on this the 10th day of April, 2002.

                                 ORTHODONTIC CENTERS OF AMERICA, INC.


                                 By: /s/ Bartholomew F. Palmisano, Sr.
                                     ---------------------------------
                                     Bartholomew F. Palmisano, Sr.
                                     Chairman of the Board, President and Chief
                                     Executive Officer


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